UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2011

PARK BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	000-20867	36-4082530
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
5400 South Pulaski Road Chicago, IL		60632 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 582-8616

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On December 22, 2011, Park Bancorp, Inc. (the “Company”) filed a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, with the Securities and Exchange Commission in connection with its previously announced plans to delist from The NASDAQ Capital Market.  Also as previously announced, the Company intends to file a Form 15 with the SEC to voluntarily effect the deregistration of its common stock in early January 2012.  The Company expects to be eligible to deregister because it anticipates having fewer than 300 holders of record of its common stock at the beginning of its 2012 fiscal year.  Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2011	PARK BANCORP, INC. By: /s/Victor E. Caputo______________________ Victor E. Caputo Treasurer and Chief Financial Officer